UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

NERDWALLET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40994	45-4180440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hawthorne St., 11th Floor, San Francisco, CA 94105
(Address of principal executive offices) (Zip code)

(415) 549-8913
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	NRDS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Item 1.01    Entry into a Material Definitive Agreement.
On June 23, 2022, NerdWallet, Inc., a Delaware corporation (the Company), entered into an Agreement and Plan of Merger and Reorganization (the Merger Agreement) by and among the Company, On the Barrelhead, Inc., a Delaware corporation (OTB), Bighorn Merger Sub Corp., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (Merger Sub Corp), Bighorn Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (Merger Sub LLC), NerdWallet Compare, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (NWC), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the stockholder representative.
The Merger Agreement provides, among other things, that upon the terms and subject to the conditions set forth in the Merger Agreement, (1) Merger Sub Corp will be merged with and into OTB, with OTB as the surviving corporation (the First Merger), (2) immediately after the First Merger, OTB will be merged with and into Merger Sub LLC, with Merger Sub LLC as the surviving entity (the Second Merger), and (3) immediately after the Second Merger, Merger Sub LLC will be merged with and into NWC, with NWC as the surviving corporation (collectively, the Transaction). The First Merger and the Second Merger are intended to be treated as integrated steps in a single transaction and together qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
Merger Agreement
Pursuant to the terms of, and subject to the satisfaction or valid waiver of the conditions set forth in, the Merger Agreement, the aggregate consideration to be paid by the Company to acquire all of the equity interests in OTB at the closing of the Transaction (the Closing) is approximately $120 million, subject to customary adjustments, including for transaction expenses, indebtedness, cash and working capital (the Purchase Price). The Purchase Price will consist of approximately $70 million in cash and approximately $50 million in shares of the Company’s Class A common stock (the Stock Consideration). The Company expects to finance the cash portion of the Purchase Price with borrowings under the Company’s existing credit facility with Silicon Valley Bank as administrative agent. The number of shares of the Stock Consideration will be determined based on the 30-trading day volume-weighted-average price of the Company’s Class A common stock as reported on the Nasdaq Global Market as of June 22, 2022. Half of the Stock Consideration will be subject to a two-year lock-up following the Closing.
Conditions to the Transaction
The Closing is subject to certain customary closing conditions, including, among other things, the accuracy of the representations and warranties in the Merger Agreement as of the Closing, the retention of certain key employees, that no material adverse effect has occurred in relation to OTB or the Company, and that no legal or regulatory restraint or prohibition preventing the consummation of the Transaction is in effect. The Closing is expected to occur in the third quarter of 2022.
Representations and Warranties; Covenants
The Merger Agreement contains customary representations, warranties, agreements and covenants, including, among other things, covenants that OTB will conduct its business in the ordinary course and refrain from taking certain actions until the consummation of the Transaction, covenants regarding access to information and confidentiality, and other customary covenants and agreements.
Termination of the Merger Agreement
The Merger Agreement may be terminated under certain circumstances, including by either the Company or OTB if (i) the Transaction is not consummated by September 21, 2022, (ii) any governmental authority of competent jurisdiction has enacted a law or issued an order permanently prohibiting the Transaction, or (iii) the stockholders of OTB have not approved the Merger Agreement and the Transaction within a certain time period.

Treatment of Outstanding OTB Options
In connection with the Closing, each outstanding in-the-money option to purchase shares of OTB, whether or not vested, will automatically be cancelled and converted into the right of such optionholder to receive: (1) an amount in cash equal to the product of (a) the difference of (i) the Per Share Cash Equivalent Consideration (as defined in the Merger Agreement), minus (ii) the per share exercise price for such option, multiplied by (b) the number of shares of OTB subject to such option and (2) such optionholder’s portion of the Contingent Consideration (as defined in the Merger Agreement), in each case subject to applicable tax withholding.
Additional Information
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company or OTB.
The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person. In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed to by the parties, including having been modified or qualified by confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, and having been made for purposes of allocating contractual risk between the parties to the Merger Agreement rather than establishing matters of fact, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries to the representations and warranties or any other provisions contained in the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 3.02    Unregistered Sales of Equity Securities.
The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Subject to the terms and conditions of the Merger Agreement, at the Closing, the Company will issue the Stock Consideration. These shares of the Company’s Class A common stock will be issued in a transaction not involving a public offering and in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the Securities Act).

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 23, 2022, the Compensation Committee of the Company’s Board of Directors (the Committee) approved an award to Tim Chen, the Company’s Chief Executive Officer, of 239,507 restricted stock units (RSUs) and 598,768 stock options under the Company’s 2021 Equity Incentive Plan (the Award). The Award has an effective grant date and vesting commencement date of July 1, 2022 and will vest over approximately four years (with the options vesting in substantially equal monthly installments and the RSUs vesting in substantially equal quarterly installments), subject in each case to Mr. Chen’s continued service to the Company through the applicable vesting dates. The Committee approved the Award to recognize and incentivize Mr. Chen’s continued performance and value to the Company. It is the intent of the Committee to align its review of Mr. Chen’s compensation with its review of all other executives pursuant to the Company’s annual compensation cycle. As such. Mr. Chen’s compensation will be reviewed again in the first quarter of 2023. Additional information regarding the Company’s compensation programs that apply to Mr. Chen is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2022 annual meeting of stockholders, as filed with the Securities and Exchange Commission (SEC) on April 14, 2022.
Item 7.01     Regulation FD Disclosure.
On June 23, 2022, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (the Exchange Act), except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger and Reorganization, dated as of June 23, 2022, by and among NerdWallet, Inc., On the Barrelhead, Inc., Bighorn Merger Sub Corp., Bighorn Merger Sub 2, LLC, NerdWallet Compare, Inc. and Fortis Advisors LLC, as the stockholder representative.*

99.1	Press Release dated June 23, 2022 issued by NerdWallet, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*    Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

Cautionary Note Regarding Forward-Looking Statements
This document, including the information incorporated herein by reference, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 2IE of the Exchange Act. Forward-looking statements generally can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “target,” “continue,” “predict,” “project,” “change,” “result,” “future,” “will,” “would,” “could,” “can,” “may,” “likely,” “potentially,” or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements reflect management's evaluation of information currently available and are based on the Company's current expectations and assumptions regarding the Company's business, OTB; estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities and synergies relating to the acquisition of OTB, the economy and other future conditions. Although we believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Specific factors that could cause future results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, (i) the Company’s and OTB’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, and satisfaction of other closing conditions to consummate the Transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iii) risks related to diverting the attention of the Company and OTB management from ongoing business operations; (iv) failure to realize the expected benefits of the Transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk that OTB’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (vii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the Transaction; (viii) the effect of the announcement of the Transaction on the ability of the Company and OTB to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (ix) risks related to the market value of the Company’s Class A common stock to be issued in the Transaction; (x) other risks related to the completion of the Transaction and actions related thereto; (xi) national, international, regional and local economic and political climates and conditions; (xii) changes in global financial markets and interest rates; (xiii) risks related to the COVID-19 coronavirus pandemic; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC, and in other filings and furnishings made by the Company with the SEC from time to time. Other unknown or unpredictable factors could also have material adverse effects on the Company’s performance. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NERDWALLET, INC.

Date:	June 23, 2022	By:	/s/ Ekumene M. Lysonge
Ekumene M. Lysonge
General Counsel and Corporate Secretary